BlackRock Balanced Capital Fund, Inc.

Supplement to the Statement of Additional Information dated August 27, 2010

The following changes are made to the Statement of Additional Information of BlackRock Balanced Capital Fund, Inc. (the “Fund”).

The section entitled “Management and Advisory Arrangements” is revised as set forth below.

All references to Curtis Arledge are hereby removed.

The subsection entitled “Information Regarding Portfolio Managers — Other Funds and Accounts Managed” is revised to add the following information with respect to the Fund as of August 5, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rick Rieder	14	4	1	0	0	0
	$9.02 Billion	$1.63 Billion	$76.4 Million	$0	$0	$0

Eric Pellicciaro	20	2	0	0	1	0
	$12.8 Billion	$425.4 Million	$0	$0	$192.5 Million	$0

The subsection entitled “Information Regarding Portfolio Managers — Fund Ownership” is revised to add the following information with respect to the Fund as of August 5, 2010:

Portfolio Manager	Dollar Range
Rick Rieder	None
Eric Pellicciaro	None

Shareholders should retain this Supplement for future reference.

Code# SAI-10044-0810-SUP